                                                              EXHIBIT 10(ii)(aa)


                           J. C. PENNEY COMPANY, INC.

                          MIRROR SAVINGS PLANS I and II

                        ADOPTED EFFECTIVE JANUARY 1, 1999

                        AMENDED THROUGH OCTOBER 10, 2001

--------------------------------------------------------------------------------
                                DOCUMENT HISTORY

This document contains the plans adopted on July 8, 1998 by the J. C. Penney Company, Inc. Board of Directors effective January 1, 1999 as amended on the following dates:

December 11, 1998           Human Resources Committee

July 14, 1999               Board of Directors
December 10, 1999           Human Resources Committee

December 11, 2000           Human Resources Committee

March 22, 2001              Human Resources and Compensation Committee

June 1, 2001                Director of Human Resources

October 10, 2001            Human Resources Committee
--------------------------------------------------------------------------------

                           J. C. PENNEY COMPANY, INC.

                          MIRROR SAVINGS PLANS I and II

                        Adopted effective January 1, 1999

                        Amended through October 10, 2001

                                  INTRODUCTION
                                  ------------

     The J. C. Penney Company, Inc. Mirror Savings Plans I and II ("Plans") were adopted effective January 1, 1999 as part of a program to redesign the Company's qualified and non-qualified savings plans to optimize the retirement savings opportunities for Associates.

     The Plans are maintained by the Company on an unfunded basis primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees.

     Merged into Plan II effective January 1, 1999 were the J. C. Penney Company, Inc. 1995 Deferred Compensation Plan and the Annual Benefit Limit Make-Up Accounts as of December 31, 1998 under the J. C. Penney Company, Inc. Benefit Restoration Plan and the Thrift Drug, Inc. Benefit Restoration Plan. On and after January 1, 1999 the J. C. Penney Company, Inc. 1995 Deferred Compensation Plan is no longer in existence.
                                                                       (Plan II)

                           J. C. PENNEY COMPANY, INC.
                          MIRROR SAVINGS PLANS I and II

                                TABLE OF CONTENTS
                                -----------------

Article                                                                Page
-------                                                                ----

ARTICLE ONE      DEFINITIONS.............................................1

ARTICLE TWO      ELIGIBILITY AND PARTICIPATION...........................4

   2.01      Eligibility Determined for Each Plan Year...................4
   2.02      Eligible Associate..........................................4
   2.03      Participation...............................................4
   2.04      Election to Defer...........................................5
   2.05      Deferral Amounts............................................5
   2.06      Investment Elections........................................6

ARTICLE THREE    BENEFITS................................................7

   3.01      Establishment of Accounts...................................7
   3.02      Personal Accounts...........................................7
   3.03      Company Accounts............................................7
   3.04      Mirror Company Matching Contribution........................8
   3.05      Partial-Year Mirror Company Matching Contribution...........9
   3.06      Transferred Participants...................................10

ARTICLE FOUR     TRANSFERS..............................................11

   4.01      Personal Accounts..........................................11
   4.02      Company Accounts...........................................11

ARTICLE FIVE     VESTING................................................12

   5.01      Personal Accounts..........................................12
   5.02      Company Accounts...........................................12
   5.03      Forfeitures................................................12

ARTICLE SIX      TYPE OF PLAN...........................................13

   6.01      Top Hat Plan...............................................13
   6.02      No Funding.................................................13

ARTICLE SEVEN    DISTRIBUTIONS..........................................14

   7.01      Normal Form of Payment.....................................14
   7.02      Separation from Service....................................14
   7.03      Death......................................................14
   7.04      Alternate Form of Payment..................................15
   7.05      Hardship Distribution......................................15
   7.06      Fund-Specific Installments or Hardship Distributions.......16
   7.07      Form of Payments...........................................16
   7.08      Change of Control..........................................16
   7.09      Reemployed Particpants.....................................19

ARTICLE EIGHT    AMENDMENT AND TERMINATION..............................20

   8.01      Plan Amendment.............................................20
   8.02      Plan Termination...........................................20
   8.03      Automatic Plan Termination.................................20

ARTICLE NINE     MISCELLANEOUS..........................................21

   9.01      Plan Administration........................................21
   9.02      Plan Expenses..............................................21
   9.03      Effect on Other Benefits...................................21
   9.04      No Guarantee of Employment.................................22
   9.05      Disclaimer of Liability....................................22
   9.06      Severability...............................................22
   9.07      Successors.................................................22
   9.08      Governing Law..............................................22
   9.09      Construction...............................................22
   9.10      Taxes......................................................23
   9.11      Non-Assignability..........................................23
   9.12      Claims Procedure...........................................23

                                   ARTICLE ONE

                                   DEFINITIONS

     As used herein, the following words and phrases have the following respective meanings unless the context clearly indicates otherwise.

     Active Participant: A Participant who defers part of his Compensation for a
     ------------------
Plan Year (or part thereof) pursuant to an Election to Defer that satisfies the requirements of Section 2.04.

     Associate: Any person who is classified as an associate and employed by an
     ---------
Employer if the relationship between the Employer and such person constitutes the legal relationship of employer and employee.

     Beneficiary: The person or persons designated by the Participant on a
     -----------
beneficiary form required by the Company for this purpose to receive benefits payable under the Plan because of the Participant's death.

     Code: The Internal Revenue Code of 1986, as amended from time to time.
     ----

     Company: J. C. Penney Company, Inc., a Delaware corporation, or its
     -------
successor(s).

     Company Account: A phantom account established in accordance with Article
     ---------------
Three to which Mirror Company Matching Contributions plus earnings are credited.

     Compensation: The total cash remuneration paid to an Associate by his
     ------------
Employer, that qualifies as wages as the term wages is defined in Code section 3401 (a), determined without regard to any reduction for workers' compensation and state disability insurance reimbursements, and all other compensation payments for which his Employer is required to furnish the Associate a written statement under Code sections 6041(d), 6051(a)(3) and 6052, reduced by any extraordinary items of special pay.

     In addition, Compensation includes any contributions made by the Associate's Employer on behalf of the Associate pursuant to a deferral election under any employee benefit plan containing a cash or deferred arrangement under
Section 401(k) of the Code, and any amounts that would have been received as cash but for an election to receive benefits under a cafeteria plan meeting the requirements of Section 125 of the Code.

     Compensation also includes eligible cash incentive payments in the year paid to the Associate, and amounts deferred by the Active Participant pursuant to Section 2.05 of the Plan.

     Compensation for a Plan Year shall be determined without regard to the limitations on annual compensation under Section 401(a)(17) of the Code.

     An Associate who is in the service of the armed forces of the United States during any period in which his reemployment rights are guaranteed by law will be considered to have received the same rate of Compensation during his absence that he was receiving immediately prior to his absence, provided he returns to employment with an Employer within the time such rights are guaranteed.

     Eckerd Savings Plan: The Eckerd Corporation 401(k) Savings Plan, as amended
     -------------------
from time to time.

     Eligible Associate: An Associate who has satisfied the eligibility
     ------------------
requirements of the Plan for a Plan Year in accordance with Section 2.02.

     Employer: The Company and any subsidiary company or affiliate of the
     --------
Company that is a Participating Employer as defined in Article I of the Savings Plan or Article I of the Eckerd Savings Plan.

     ERISA: The Employee Retirement Security Act of 1974, as amended from time
     -----
to time.

     Exchange Act: The Securities Exchange Act of 1934, as amended from time to
     ------------
time.

     Human Resources and Compensation Committee: The Human Resources and
     ------------------------------------------
Compensation Committee of the Board of Directors of the Company.

     Human Resources Committee: The Human Resources Committee of the Management
     -------------------------
Committee of the Company.

     Mirror Company Matching Contributions: The phantom amounts deemed to be
     -------------------------------------
contributed by the Company for each Plan Year as determined under Section 3.04.

     Mirror Investment Funds: Phantom funds established as book reserve entries
     -----------------------
in the books and records of the Company to which a Participant's deferral amounts under the Plan are credited based on the investment elections of the Participant. The investment returns of such funds shall be assumed to match the returns of the same investment funds available to participants under the Savings Plan.

     Participant: An Eligible Associate who participates in the Plan in
     -----------
accordance with Article Two, and who has not yet received a distribution of the entire amount of his vested benefits under the Plan.

     Personal Account: A phantom account established in accordance with Article
     ----------------
Three to which a Participant's deferral amounts plus earnings are credited.

     Plan: The J. C. Penney Company, Inc. Mirror Savings Plan I (or II),
     ----
effective January 1, 1999, as amended from time to time.

     Plan Year: Each calendar year beginning with the 1999 calendar year.
     ---------

     Savings Plan: The J. C. Penney Company, Inc. Savings, Profit-Sharing and
     ------------
Stock Ownership Plan, as amended from time to time.

     Separation from Service: The termination of employment of an Eligible
     -----------------------
Associate or a Participant because of retirement, resignation, discharge, disability or death. An Eligible Associate or Participant who transfers from one Employer to another Employer without a break in employment shall not be deemed to have a Separation from Service.

     Valuation Date: With respect to all Mirror Investment Funds, each day of a
     --------------
calendar year on which the New York Stock Exchange is open.

     With respect to transactions or distributions initiated by a Participant or Beneficiary, (a) the date of receipt by the Plan Administrator of the request if it is received prior to the close of the New York Stock Exchange, or (b) the next trading day if the request is received after the close of the New York Stock Exchange.

     With respect to distributions not initiated by a Participant, the date the distribution is processed.

                                   ARTICLE TWO

                          ELIGIBILITY AND PARTICIPATION

2.01 Eligibility Determined for Each Plan Year
     -----------------------------------------

     The eligibility of each Associate to participate in the Plan as an Active Participant is determined for each Plan Year based on the preceding Plan Year in accordance with Section 2.02 below. Eligibility for, or participation in, the Plan for a Plan Year does not give an Associate the right to defer part of his Compensation under the Plan for any other Plan Year.

2.02 Eligible Associate
     ------------------

     An Associate shall be eligible to participate in the Plan as an Active Participant for a Plan Year if the Associate for the preceding Plan Year had:

     (1)  Satisfied the eligibility requirements of the Savings Plan; and

     (2) Earnings in excess of $80,000 (as adjusted in accordance with Section 414(q)(1) of the Code) and less than $100,000 based on his actual Compensation through October 31 of such year plus his projected earnings from November 1 through December 31 of such year determined by using his Base Salary (as defined below) in effect on October 31 of such year.
                                                                        (Plan 1)

     (3) Earnings of at least $100,000 based on his actual Compensation through October 31 of such year plus his projected earnings from November 1 through December 31 of such year determined by using his Base Salary (as defined below) in effect on October 31 of such year.
                                                                       (Plan II)

     Base Salary shall mean the aggregate amount of regular wages due and payable to an Eligible Associate in that Plan Year or calendar year designated by his Employer as the Eligible Associate's monthly pay as reflected on the Employer's personnel records, including any such amounts otherwise due and payable with respect to which his Election to Defer applies hereunder.

2.03 Participation
     -------------

     An Eligible Associate for a Plan Year shall participate in the Plan for that Plan Year as an Active Participant by making a timely Election to Defer in accordance with Section 2.04 below. An Eligible Associate who fails to satisfy the requirements of Section 2.04 below shall not be allowed to make an Election to Defer and shall not be an Active Participant for that Plan Year.

     A Participant who is not an Active Participant for a Plan Year shall continue to participate in the Plan in all respects except that such Participant shall not have the right to defer part of his Compensation under the Plan for that Plan Year, and shall not be entitled to a Mirror Company Matching Contribution (as determined under Section 3.04) for that Plan Year.

2.04 Election to Defer
     -----------------

     An Eligible Associate for a Plan Year may elect to defer a percentage (as described in Section 2.05 below) of his Compensation for such Plan Year.

     The Election to Defer for a Plan Year must be made in a manner approved by the Plan Administrator and must be received by the Plan Administrator by December 31 of the preceding Plan Year (or, in the case of the first Plan Year, received by December 31, 1998). An Eligible Associate may change his Election to Defer by filing a new Election to Defer with the Plan Administrator by the applicable deadline.

     An Active Participant cannot change his Election to Defer during a Plan Year for that Plan Year. An Active Participant may terminate his Election to Defer during a Plan Year for that Plan Year but shall not be permitted to make another Election to Defer for that Plan Year. Such termination shall be effective as of the next available payroll period following receipt of the termination by the Plan Administrator.

     An Election to Defer also shall terminate if:

     (1) the Eligible Associate or Participant has a Separation from Service with an Employer, or

     (2)  the Plan is terminated, or

     (3) upon a Change of Control that occurs before the date that payment of Compensation would have been made if not deferred.

2.05 Deferral Amounts
     ----------------

     An Active Participant for a Plan Year may defer up to 14% of his Compensation for that Plan Year. All deferral amounts shall be in whole percentages and made by payroll deduction.
                                                                        (Plan I)

     An Active Participant for a Plan Year may defer (a) up to 14% of his Compensation in that Plan Year up to the Earnings Dollar Limit (as defined below), and (b) up to 75% of his Compensation in that Plan Year that exceeds the Earnings Dollar Limit. All deferral amounts shall be in whole percentages and made by payroll deduction.
                                                                       (Plan II)

     The Earnings Dollar Limit of an Active Participant for a Plan Year shall be $160,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17) of the Code.
                                                                       (Plan II)

2.06 Investment Elections
     --------------------

     A Participant shall complete an election, in the manner determined by the Plan Administrator, requesting that all of his future deferral amounts (in whole percentages) be applied to the purchase for him, as of the earliest practicable Valuation Date after such amounts are deferred, of units in his Personal Accounts within any one or more of the Mirror Investment Funds in each case at a price equal to the value of such units as of such Valuation Date.

     Such election initially must be made prior to the commencement of his participation in the Plan and may be changed at any time during the Plan Year. Each such election or change in election shall be effective as soon as administratively feasible following receipt by the Plan Administrator or its delegate of the Participant's election.

     In the event that no timely investment election by the Participant is on file with the Plan Administrator, such Participant shall be deemed to have elected that all deferral amounts shall be applied to the purchase for him of units in the Personal Account within the Mirror Investment Fund that is the Interest Income Fund.

                                  ARTICLE THREE

                                    BENEFITS

3.01 Establishment of Accounts
     -------------------------

     A Personal Account and a Company Account within each Mirror Investment Fund shall be established for each Participant in the Plan as if assets were invested in a trust. All amounts credited to the Personal Accounts and Company Accounts of a Participant shall at all times be held in the Company's general funds as part of the Company's general assets, unless a trust is established pursuant to
Section 7.08.

     The value, including gains and losses, of such accounts and funds shall be determined by the Plan Administrator in the same manner that the value is determined under the Savings Plan. As of each Valuation Date, the net asset value of a unit shall equal the net asset value of a unit as determined under the Savings Plan.

     No funds shall be allocated by the Company to any Personal Account, Company Account, Mirror Investment Fund, Mirror Company Matching Contribution, or Partial-Year Mirror Company Matching Contribution under the Plan.

3.02 Personal Accounts
     -----------------

     All amounts deferred by an Active Participant pursuant to Article Two shall be credited to his Personal Accounts within his Mirror Investment Funds specified in his investment election.

     All phantom amounts credited to a Participant in his account as of December 31, 1998 under the J. C. Penney Company, Inc. 1995 Deferred Compensation Plan shall be transferred and credited as of January 1, 1999 to his Personal Account within the Mirror Investment Fund that is the Interest Income Fund. (Plan II)

3.03 Company Accounts
     ----------------

     An amount deemed to be a Mirror Company Matching Contribution for a full year (as determined under Section 3.04 below) shall be credited to the Company Account of each Active Participant for a Plan Year as of the date a Company matching contribution is allocated to the accounts of participants under the Savings Plan or the Eckerd Savings Plan for that Plan Year.

     An Active Participant must be in the active employ of an Employer on December 31 of the Plan Year to receive credit for a Mirror Company Matching Contribution for that Plan Year; provided, however, that an Active Participant who had a Separation from Service before December 31 of said year shall receive credit for a Partial-Year Mirror Company Matching Contribution (as determined under Section 3.05 below) if he qualified for a partial-year Company matching contribution under the Savings Plan or the Eckerd Savings Plan for such year.

     A Mirror Company Matching Contribution for a full year shall be deemed to be invested in his Company Account within the Mirror Investment Fund that is the Penney Common Stock Fund. A Partial-Year Mirror Company Matching Contribution shall be deemed to be invested in his Company Accounts within his Mirror Investment Funds in accordance with the Participant's investment election for his Personal Accounts under this Plan.

     All phantom amounts credited to a Participant in his Annual Benefit Limit Make-Up Account as of December 31, 1998 under the J. C. Penney Company, Inc. Benefit Restoration Plan or the Thrift Drug, Inc. Benefit Restoration Plan shall be transferred and credited as of January 1, 1999 to his Company Account within the Mirror Investment Fund that is the Interest Income Fund.
                                                                       (Plan II)

     Any amount of Company contributions credited to the Participant's Company account under the Savings Plan and subsequently cancelled so that said plan could satisfy the average contribution percentage test (as described in the Savings Plan) shall be credited to his Company Account within the Mirror Investment Fund that is the Penney Common Stock Fund in the year paid.

     All amounts credited to the Company Accounts of a Participant shall be subject to the vesting provisions of Article Five.

3.04 Mirror Company Matching Contribution
     ------------------------------------

     A.   Savings Plan Participants

     The Mirror Company Matching Contribution for an Active Participant is an amount determined by subtracting (b) from (a) below where:

     (a) Is the lesser of (c) or (d) below multiplied by the Company matching contribution rate as determined under the Savings Plan for such year;

     (b) Is the amount of the matching contribution for a full year actually allocated to the Active Participant's account under the Savings Plan for such year;

     (c) Is 6% multiplied by the Active Participant's Compensation for such year determined without regard to the limitations (i) on annual additions under Section 415(c)(1) of the Code, and (ii) on annual compensation under Section 401(a)(17) of the Code; and

     (d) Is the amount of the Active Participant's deposits under the Savings Plan for the Plan Year plus the amounts deferred by the Active Participant pursuant to Article Two for such year.

     B.   Eckerd Savings Plan Participants

     The Mirror Company Matching Contribution for an Active Participant is an amount determined by subtracting (b) from (a) below where:

     (a) Is $1.50 for each $1.00 of the Active Participant's deposits under the Eckerd Savings Plan and amounts deferred pursuant to Article Two for such year to the extent the total of such deposits and deferrals do not exceed 2% of his Compensation for such year, and $1.00 for each $1.00 of his deposits under the Eckerd Savings Plan and amounts deferred pursuant to Article Two for such year to the extent the total of such deposits and deferrals exceed 2% but do not exceed 3% of his Compensation for such year; and

     (b) Is the amount of the matching contribution actually allocated to the Active Participant's account under Section 3.03(b) of the Eckerd Savings Plan for such year.

     Compensation for such year shall be determined without regard to the limitations (i) on annual additions under Section 415(c)(1) of the Code, and
(ii) on annual compensation under Section 401(a)(17) of the Code.

3.05 Partial Year Mirror Company Matching Contribution
     -------------------------------------------------

     A.   Savings Plan Participants

     The Partial-Year Mirror Company Matching Contribution is an amount determined by subtracting (b) from (a) below where:

     (a)  Is the lessor of 50% of (c) below or 50% of (d) below;

     (b) Is the amount of the matching contribution for a partial year actually allocated to the Active Participant's account under the Savings Plan for such year;

     (c) Is 6% multiplied by the Active Participant's Compensation (as determined below) for such year determined without regard to the limitations on (i) annual additions under Section 415(c)(1) of the Code, and (ii) annual compensation under Section 401(a)(17) of the Code; and

     (d) Is the amount of the Active Participant's deposits under the Savings Plan for the Plan year plus the amounts deferred by the Active Participant pursuant to Article Two for such year.

     Compensation for the purpose of (c) above shall mean the Active Participant's actual Compensation (other than eligible cash incentive payments) received during the Plan Year plus 1/12 of such eligible cash incentive payments received during the Plan Year multiplied by the number of months (including partial months) during which the Active Participant was in the active employ of his Employer.

     B.   Eckerd Savings Plan Participants

     The Partial-Year Mirror Company Matching Contribution is the amount determined under Section 3.04-B except that Compensation shall mean the Active Participant's actual Compensation (other than eligible cash incentive payments) received during the Plan Year plus 1/12 of such eligible cash incentive payments received during the Plan Year multiplied by the number of months (including partial months) during which the Active Participant was in the active employ of his Employer.

3.06 Transferred Participants
     ------------------------

     In the event an Active Participant transfers employment from one Employer to another Employer during the Plan Year without a break in service and is a participant in both the Savings Plan and the Eckerd Savings Plan during such Plan Year, he shall be entitled to a Mirror Company Matching Contribution determined under Sections 3.05-A and 3.05-B except that for the purposes of
Section 3.05-A, the matching contribution rate as determined under the Savings Plan for such year shall be applied and the 50% matching rate shall not be applied.

                                  ARTICLE FOUR

                                    TRANSFERS

4.01 Personal Accounts
     -----------------

     A Participant may elect, once in each calendar day of the Plan Year, to transfer an amount (in whole percentages) equal to the value of all or part of his units in his Personal Accounts within any one or more of the Mirror Investment Funds to another one or more of his Personal Accounts within the Mirror Investment Funds. The value of such units shall be determined as of the Valuation Date. A transfer is effective only if made in the manner determined by the Plan Administrator.

4.02 Company Accounts
     ----------------

     A Participant may elect, once in each calendar day of the Plan Year, to transfer an amount (in whole percentages) equal to the value of all or part of his units in his Company Accounts within any one or more of the Mirror Investment Funds to another one or more of his Company Accounts within the Mirror Investment Funds. The value of such units shall be determined as of the Valuation Date. A transfer is effective only if made in the manner determined by the Plan Administrator.

     Notwithstanding any other provision of the Plan, a Participant who wishes to make transfers from both his Personal Accounts and Company Accounts during the same day, must do so as part of the same transaction.

                                  ARTICLE FIVE

                                     VESTING

5.01 Personal Accounts
     -----------------

     A Participant shall be 100% vested in the value of his Personal Accounts within his Mirror Investment Funds at all times without regard to whether he is a Participant in the Plan for any future Plan Year.

5.02 Company Accounts
     ----------------

     A.   Savings Plan Participants

     This Section 5.02A applies to Mirror Company Matching Contributions described in Section 3.04-A, and Partial-Year Mirror Company Matching Contributions described in Section 3.05-A. A Participant shall be vested in the value of his Company Accounts within his Mirror Investment Funds in the same vesting percentage attributable to the value of his Company accounts under the Savings Plan based on his full years of service (as defined in the Savings Plan) in accordance with the following table:

Full years of service                       Vested Percentage
---------------------                       -----------------

Less than 1                                         0%
1                                                  20%
2                                                  40%
3                                                  60%
4                                                  80%
5 or more                                         100%

     B.   Eckerd Savings Plan Participants

     This Section 5.02-B applies to Mirror Company Matching Contributions described in Section 3.04-B, and Partial-Year Mirror Company Matching Contributions described in Section 3.05-B. A Participant shall be 100% vested in the value of his Company Accounts within his Mirror Investment Funds at all times.

5.03 Forfeitures
     -----------

     A Participant who is less than 100% vested in the value of his Company Accounts as of his Separation from Service shall forfeit the non-vested value of his Company Accounts. In the event the Participant subsequently is re-employed by an Employer within 5 years, the amount forfeited (without earnings) hereunder shall be restored to his Company Accounts only if his amount forfeited under the Savings Plan is restored to his Savings Plan Company accounts. The restoration of forfeitures under the Plan shall be made in the same manner as the restoration of forfeitures under the Savings Plan.

                                   ARTICLE SIX

                                  TYPE OF PLAN

6.01 Top Hat Plan
     ------------

     The Plan is intended to be a "pension plan" as defined in ERISA and is maintained by the Company on an unfunded basis primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees. As such, the Plan is intended to be construed so as not to provide income to any Participant or Beneficiary for purposes of the Internal Revenue Code prior to actual receipt of benefit payments under the Plan.

     In the event that it should subsequently be determined by statute or by regulation or ruling that the Plan is not "a plan which is unfunded and is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of sections 201(2), 301(a)(3), 401 (a)(1), and 4021(b)(6) of ERISA and section
2520.104-24 of Chapter 29 of the Code of Federal Regulations, participation in the Plan shall be restricted by the Plan Administrator to the extent necessary to assure that it will be such a plan within the meaning of such sections.

     Notwithstanding any other provision of the Plan, if the benefits of a Participant become taxable prior to distribution from the Plan, such amounts shall be distributed as soon as practicable to the affected Participant.

6.02 No Funding
     ----------

     Plan benefits shall be payable solely from the general assets of the Company. The Company shall not be required to, but may at its discretion, segregate or physically set aside any funds or assets attributable to Plan benefits. The Company shall retain title to and beneficial ownership of all assets of the Company, including any assets which may be used to pay Plan benefits. The cost of the Plan shall be expensed and a book reserve shall be maintained on the Company's financial statements.

     No Participant or Beneficiary shall be deemed to have, pursuant to the Plan, any legal or equitable interest in any specific assets of the Company. To the extent that any Participant or Beneficiary acquires any right to receive Plan benefits, such right shall arise merely as a result of a contractual obligation and shall be no greater than, nor have any preference or priority over, the rights of any general unsecured creditor of the Company.

                                  ARTICLE SEVEN

                                  DISTRIBUTIONS

7.01 Normal Form of Payment
     ----------------------

     The normal form of payment of benefits under the Plan shall be 5 substantially equal annual installments payable in accordance with Section 7.02 below.

7.02 Separation from Service
     -----------------------

     A Participant who has a Separation from Service for a reason other than death shall be entitled to receive the vested benefits in his Personal Accounts and Company Accounts in 5 substantially equal annual installments.

     The first annual installment shall be paid in January following the year in which occurs his Separation from Service. Each annual installment thereafter shall be paid in January of each year. Payment dates shall be determined by the Plan Administrator.

     Notwithstanding the foregoing, if the present value of the participant's vested benefits does not exceed $5,000, such benefits shall be distributed to the Participant in a single sum payment in January following the year in which occurs the later of (a) his Separation from Service or (b) the date of receipt by the Plan Administrator of the Participant's notice of employment termination. Such present value shall be determined as of the date of receipt by the Plan Administrator of the Participant's notice of employment termination; provided, however, that if the Participant had a Separation from Service before January 1, 2000, such present value shall be determined as of December 31, 1999. The payment date shall be determined by the Plan Administrator.

7.03 Death
     -----

     The Beneficiary of a Participant who (1) has a Separation from Service because of death, or (2) dies after his Separation from Service but before receiving all of his vested Plan benefits shall be entitled to receive the remaining annual installments to which the Participant was entitled as of the date of death. The first annual installment payable to the Beneficiary shall be paid in January following the Participant's date of death, or, if later, after satisfactory proof of death is received by the Plan Administrator. Each annual installment thereafter shall be paid in January of each year. Payment dates shall be determined by the Plan Administrator.

     Notwithstanding the foregoing, if the present value of the participant's vested benefits does not exceed $5,000, such benefits shall be distributed to the Beneficiary of the Participant in a single sum payment in January following the Participant's date of death, or, if later, after satisfactory proof of death is received by the Plan Administrator. The payment date shall be determined by the Plan Administrator.

     A single-sum distribution shall be paid to the estate of the Participant if as of the date of death (1) no valid beneficiary designation by the Participant is on file with the

Plan Administrator, (2) the Beneficiary has predeceased the Participant, or (3) the Beneficiary has died within 30 days after the Participant's date of death.

     A single-sum distribution shall be paid to the estate of the Beneficiary if the Beneficiary dies before receiving all benefits to which he was entitled under the Plan.

7.04 Alternate Form of Payment
     -------------------------

     A Participant entitled to receive benefits under Section 7.02 above may make an irrevocable election to receive (1) not more than 15 substantially equal annual installments, or (2) a single-sum distribution. The election must be made prior to the Participant's Separation from Service in a manner authorized by the Plan Administrator. If no election has been made by the Participant, benefits shall be paid in the normal form of payment in accordance with Section 7.02 above.

     The first annual installment or single-sum distribution shall be paid in January following the year in which occurs his Separation from Service; provided, however, that the first annual installment or single-sum distribution shall not be paid until the January following the expiration of at least one calendar year after the year in which the Participant's election is made. Each annual installment thereafter shall be paid in January of each year.

     A Participant also may make an irrevocable election to defer payment of the first installment or single-sum distribution to January of a later year provided the election is made prior to the Participant's Separation from Service in a manner authorized by the Plan Administrator. If no election has been made by the Participant, benefits shall commence in accordance with Section 7.02 or Section
7.04 above, whichever is applicable.

     A Participant who elects both to change the normal form of payment and to defer payment must make the elections at the same time.

7.05 Hardship Distribution
     ---------------------

     A Participant or Beneficiary entitled to vested benefits under the Plan may request a single-sum distribution to satisfy a severe financial hardship resulting from an unforseen event or emergency (as defined below) beyond his control. The distribution shall be limited to the amount necessary to satisfy the severe financial hardship (including any applicable federal, state or local taxes attributable to such distribution), and shall not exceed the current value of vested benefits payable to or on behalf of the Participant or Beneficiary.

     An unforseen event or emergency may include, but is not limited to, a sudden and unexpected illness or accident of the Participant or Beneficiary or his dependent, loss of his property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as the result of events beyond his control, but shall not include the purchase of his home or the college expenses of his child.

     The determination of the existence of a severe financial hardship and the approval of a hardship distribution shall be made by the Director of Personnel (or his successor by title or position) or his delegate except as provided below. Approval shall be given only if, taking into account all of the facts and circumstances, continued deferral of benefits or adherence to the Plan's payment schedule would result in a severe financial hardship to the Participant or Beneficiary. Approval shall not be granted if such hardship is or may be relieved through insurance, by liquidation of his assets (to the extent such liquidation would not itself cause severe financial hardship), or by terminating his Election to Defer.

     With respect to a Participant who is a member of the Management Committee of the Company or a Participant who is subject to Section 16(b) of the Exchange Act, the determination of the existence of a severe financial hardship and the approval of the hardship distribution shall be made by the Human Resources and Compensation Committee.

     In the case of a Participant or Beneficiary who receives a partial hardship distribution while receiving benefit payments, the regular payment schedule of the Participant or Beneficiary shall continue following such distribution.

7.06 Fund-Specific Installments or Hardship Distributions
     ----------------------------------------------------

     The payment to a Participant or Beneficiary of installments or a hardship distribution shall reduce the value of his accounts in his Mirror Investment Fund(s) as designated by the Participant or Beneficiary. In the event the Participant or Beneficiary fails to designate the Mirror Investment Funds from which payment is to be made, the value of his Mirror Investment Funds shall be reduced on a pro-rata basis.

7.07 Form of Payments
     ----------------

     Payment of all benefits from the Plan shall be made only by check. No payments of Company stock shall be permitted.

7.08 Change of Control
     -----------------

     At the time of commencement of participation in the Plan, a Participant may make an irrevocable election to have his Plan benefits paid in a single-sum immediately upon a Change of Control (as hereafter defined). If the Participant makes such an election as described above, his vested Plan benefits shall be paid in a single-sum upon a Change of Control.

     If the Participant does not make such an election, then, upon a Change of Control, assets of the Company in an amount sufficient to pay benefits then due under the Plan shall immediately be transferred to a grantor trust to be established by the Company for the purpose of paying benefits hereunder, and the Personal Account and Company Account shall thereafter be paid to the Participant from such trust in accordance with the terms of the Plan; provided that at the time of such Change of Control, the Participant may make an irrevocable election to have his Plan benefits paid in a single-sum immediately, in which event the Participant's benefits shall be reduced by 10% as a penalty for early withdrawal, and the Participant shall receive a single-sum payment of only 90% of his benefits otherwise payable under the Plan. On each anniversary date of the date of a Change of Control, the Company shall transfer to the grantor trust an amount necessary to pay all benefits accrued under the plan during the preceding twelve months.

     For purposes of this Section 7.08, a Change of Control shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

     (a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

     (b) during any period of two consecutive calendar years, the following individuals cease for any reason to constitute a majority of the number of directors then serving as directors of the Company: individuals, who on July 14, 1999 constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with the settlement of an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on July 14, 1999 or whose appointment, election or nomination for election was previously so approved or recommended; or

     (c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation of entity, other than

          (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any Parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 50% of the combined voting power of the securities of the Company, such surviving entity or any Parent thereof outstanding immediately after such merger or consolidation, or

          (ii) a merger or consolidation effected solely to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such

               Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

     (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company, or there is consummated a sale or disposition by the Company or any of its subsidiaries of any assets which individually or as part of a series of related transactions constitute all or substantially all of the Company's consolidated assets, other than any such sale or disposition to an entity at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company immediately prior to such sale or disposition; or

     (e) the execution of a binding agreement that if consummated would result in a Change of Control of a type specified in subparagraphs (a) or (c) above (an "Acquisition Agreement") or of a binding agreement for the sale of disposition of assets that, if consummated, would result in a Change of Control of a type specified in subparagraph (d) above (an "Asset Sale Agreement") or the adoption by the Board of Directors if the Company of a plan of complete liquidation or dissolution of the Company that, if consummated, would result in a Change of Control of a type specified in subparagraph (d) above (a "Plan of Liquidation"), provided, however, that a Change of Control of the type specified in this subparagraph (e) shall not be deemed to exist or have occurred as a result of the execution of such Acquisition Agreement or Asset Sale Agreement, or the adoption of such a Plan of Liquidation, from and after the Abandonment Date. As used in this subparagraph (e), the term "Abandonment Date" shall mean the date on which

          (i) an Acquisition Agreement, Asset Sale Agreement or Plan of Liquidation is terminated (pursuant to its terms or otherwise) without having been consummated,

          (ii) the parties to an Acquisition Agreement or Asset Sale Agreement abandon the transactions contemplated thereby,

          (iii) the Company abandons a Plan of Liquidation, or

          (iv) a court or regulatory body having competent jurisdiction enjoins or issues a cease and desist or stop order with respect to or otherwise prevents the consummation of, or a regulatory body notifies the Company that it will not approve an Acquisition Agreement, Asset Sale Agreement or Plan of Liquidation or the transactions contemplated thereby and such injunction, order or notice has become final and not subject to appeal; or

     (f) the Board adopts a resolution to the effect that, for purposes of this Plan, a Change of Control has occurred.

     Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity (i) which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions, (ii) which is intended to reflect or track the value or performance of a particular division, business segment or subsidiary of the Company, or (iii) which is an affiliated company, subsidiary, or spin-off entity owned by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company on the date of such spin-off.

     As used in connection with the foregoing definition of Change of Control, "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under
Section 12 of the Exchange Act; "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act; "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time; "Parent" shall mean any entity that becomes the Beneficial Owner of at least 50% of the voting power of the outstanding voting securities of the Company or of an entity that survives any merger or consolidation of the Company or any direct or indirect subsidiary of the Company; and `Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation or entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

7.09 Reemployed Participants
     -----------------------

     If the Participant is reemployed, his scheduled payments under Section 7.02 or Section 7.04 shall cease and his election, if any, under Section 7.04 shall be void. The Participant may make a new election under Section 7.04 prior to his subsequent Separation from Service that shall apply to any unpaid benefits and to any additional benefits payable to or on behalf of the Participant because of a subsequent Separation from Service.

     If no new election is made by the Participant, benefits shall be paid in the normal form of payment in accordance with Section 7.02 above.

                                  ARTICLE EIGHT

                            AMENDMENT AND TERMINATION

8.01 Plan Amendment
     --------------

     The Human Resources and Compensation Committee may amend the Plan at any time and from time to time, without prior notice to any Participant or Beneficiary; provided, however, that the Human Resources Committee also may make amendments that relate primarily to the administration of the Plan, are applied in a uniform and consistent manner to all Participants, and are reported to the Human Resources and Compensation Committee.

8.02 Plan Termination
     ----------------

     The Board of Directors of the Company may terminate or discontinue the Plan at any time. If the Plan is terminated, it shall be on such terms and conditions as the Board of Directors of the Company shall deem appropriate.

8.03 Automatic Plan Termination
     --------------------------

     This Plan is expressly conditioned on the continued deferral of income tax on amounts deferred by a Participant under the Plan until such amounts are actually distributed to the Participant. If, as a result of an adverse determination by the Internal Revenue Service or a change in the tax laws or applicable income tax regulations, amounts deferred by Participants under the Plan become subject to income tax prior to the actual distribution of such amounts, the Plan and each Election to Defer hereunder shall automatically terminate as of the effective date of such change in the law without any formal action by the Board of Directors to terminate the Plan.

                                  ARTICLE NINE

                                  MISCELLANEOUS

9.01 Plan Administration
     -------------------

     The Plan shall be administered under the direction of the Human Resources and Compensation Committee. Except as otherwise provided below, the Benefits Administration Committee shall be considered the Plan Administrator for purposes of ERISA.

     The Human Resources and Compensation Committee may delegate all or some of the responsibility for the administration of the Plan to the Human Resources Committee or the Benefits Administration Committee in which case such Committee shall assume such delegated power and authority in administering the Plan to that extent; provided, however, that in no event shall the Human Resources Committee or the Benefits Administration Committee have any power or authority with respect to matters involving a Participant who is a member of the Management Committee of the Company or a Participant who is subject to Section 16(b) of the Exchange Act.

     The Plan Administrator has the authority and discretion to construe and interpret the Plan. As part of this authority, the Plan Administrator has the discretion to resolve inconsistencies or ambiguities in the language of the Plan, to supply omissions from or correct deficiencies in the language of the Plan, and to adopt rules for the administration of the Plan which are not inconsistent with the terms of the Plan. The Plan Administrator also has the authority and discretion to resolve all questions of fact relating to any claim for benefits as to any matter for which the Plan Administrator has responsibility. All determinations of the Plan Administrator are final and binding on all parties.

     Each person considered to be a fiduciary with respect to the Plan shall have only those powers and responsibilities as are specifically given that person under this Plan. It is intended that each such person shall be responsible for the proper exercise of his or her own powers and responsibilities, and shall not be responsible for any act or failure to act of any other person considered to be a fiduciary or any act or failure to act of any person considered to be a non-fiduciary.

9.02 Plan Expenses
     -------------

     All Plan administration expenses incurred by the Company or the Plan Administrator shall be paid by the Company.

9.03 Effect on Other Benefits
     ------------------------

     Participation in the Plan shall not reduce any welfare benefits or retirement benefits offered by the Company, except that the amounts deferred under the Plan and any Plan benefits shall not be considered "Compensation" for purposes of the Savings Plan.

9.04 No Guarantee of Employment
     --------------------------

     Neither participation in the Plan nor any action taken under the Plan shall confer upon a Participant any right to continue in the employ of an Employer or affect the right of such Employer to terminate the Participant's employment at any time.

9.05 Disclaimer of Liability
     -----------------------

     The Employer shall be solely responsible for the payment of Plan benefits hereunder. The members of the Human Resources and Compensation Committee and the Human Resources Committee, and the officers, directors, employees, or agents of the Company or any other Employer, shall not be liable for such benefits. Unless otherwise required by law, no such person shall be liable for any action or failure to act, except where such act or omission constitutes gross negligence or willful or intentional misconduct.

9.06 Severability
     ------------

     If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall apply only to that provision, and shall not affect or render invalid or unenforceable any other provision of the Plan. In such event, the Plan shall be administered and construed as if such invalid or unenforceable provision were not contained herein. If the application of any Plan provision to any Participant or Beneficiary shall be held invalid or unenforceable, the application of such provision to any other Participant or Beneficiary shall not in any manner be affected thereby.

9.07 Successors
     ----------

     The Plan and any Election to Defer shall be binding on (i) the Company and its successors and assigns, (ii) any Employer and its successors and assigns,
(iii) each Participant, (iv) each Beneficiary, and (v) the heirs, distributees, and legal representatives of each Participant and Beneficiary.

9.08 Governing Law
     -------------

     Except to the extent that the Plan may be subject to the provisions of ERISA, the Plan shall be construed and enforced according to the laws of the State of Texas without giving effect to the conflict of laws principles thereof. In the event limitations imposed by ERISA on legal actions do not apply, the laws of the State of Texas shall apply, and a cause of action under the Plan must be brought no later than four years after the date the action accrues.

9.09 Construction
     ------------

     As used herein, the masculine shall include the feminine, the singular shall include the plural, and vice versa, unless the context clearly indicates otherwise. Titles and headings herein are for convenience only and shall not be considered in construing the Plan. The words "hereof," "hereunder", and other similar compounds of the word

"here" shall mean and refer to the entire Plan and not to any particular provision or Section.

9.10 Taxes
     -----

     Any taxes imposed on Plan benefits shall be the sole responsibility of the Participant or Beneficiary. The Company shall deduct from Plan benefits any federal taxes, state taxes, local taxes, or other taxes required to be withheld. The Company shall, unless the Plan Administrator elects otherwise, withhold such taxes at the applicable flat rate percentage. The Company shall also deduct from any payment of Compensation, including any cash incentive payments, on the date such payment would have been made if not deferred under this Plan Social Security and Medicare taxes or other taxes required to be withheld on such date.

9.11 Non-Assignabilty
     ----------------

     Unless otherwise required by law, and prior to distribution to a Participant or Beneficiary, Plan benefits shall not be subject to assignment, transfer, sale, pledge, encumbrance, alienation, or charge by such Participant or Beneficiary, and any attempt to do so shall be void. Plan benefits shall not be liable for or subject to garnishment, attachment, execution, or levy, or liable for or subject to the debts, contracts, or liabilities of the Participant or Beneficiary; provided, however, that the Company may offset from the payment of any Plan benefits to a Participant or Beneficiary amounts owed by the Participant to an Employer.

9.12 Claims Procedure
     ----------------

     If a Participant or Beneficiary ("claimant") does not receive the benefits which the claimant believes he is entitled to receive under the Plan, the claimant may file a claim for benefits with the Director of Personnel (or his successor by title or position). All claims must be made in writing and must be signed by the claimant. If the claimant does not furnish sufficient information to determine the validity of the claim, the Director of Personnel will indicate to the claimant any additional information which is required.

     Each claim will be approved or disapproved by the Director of Personnel within 90 days following receipt of the information necessary to process the claim. In the event the Director of Personnel denies a claim for benefits in whole or in part, the Director of Personnel will notify the claimant in writing of the denial of the claim. Such notice by the Director of Personnel will also set forth, in a manner calculated to be understood by the claimant, the specific reasons for such denial, the specific Plan provisions on which the denial is based, a description of any additional material or information necessary to perfect the claim with an explanation of why such material or information necessary, and an explanation of the Plan's claim review procedure as set forth below. If no action is taken by the Director of Personnel on or a claim within 90 days, the claim will be deemed to be denied for purposes of the review procedure below.

     A claimant may appeal a denial of his or her claim by requesting a review of the decision by the Plan Administrator. An appeal must be submitted in writing within six months after the denial and must (i) request a review of the claim for benefits under the Plan, (ii) set forth all the grounds upon which the claimant's request for review is based and any facts in support thereof, and (iii) set forth any issues or comments which the claimant deems pertinent to the appeal.

     The Plan Administrator will make a full and fair review of each appeal and any written materials submitted in connection with the appeal. The Plan Administrator will act upon each appeal within 60 days after receipt thereof, unless special circumstances require an extension of the time for processing, in which case a decision will be rendered as soon as possible but not later than 120 days after the appeal is received. The claimant will be given the opportunity to review pertinent documents or materials upon submission of a written request to the Plan Administrator, provided the Plan Administrator finds the requested documents or materials pertinent to the appeal. On the basis of its review, the Plan Administrator will make an independent determination of the claimant's eligibility for benefits under the Plan.

     The decision of the Plan Administrator on any claim for benefits will be final and conclusive upon all parties thereto. In the event the Plan Administrator denies an appeal in whole or in part, the Plan Administrator will give written notice of the decision to the claimant, which notice will set forth, in a manner calculated to be understood by the claimant, the specific reasons for such denial and specific reference to the pertinent Plan provisions on which the decision was based.

                           J. C. PENNEY COMPANY, INC.

                             MIRROR SAVINGS PLAN III

                        Adopted effective August 1, 1999

                       As amended through October 10, 2001

--------------------------------------------------------------------------------

                                DOCUMENT HISTORY

          This document contains the plan adopted by Unanimous Written Consent of the Personnel and Compensation Committee of the J. C. Penney Company, Inc. Board of Directors on July 28, 1999 effective on August 1, 1999 as amended on the following dates:

               December 10, 1999     Human Resources Committee

               December 11, 2000     Human Resources Committee

               March 22, 2001        Human Resources and Compensation
                                     Committee

               June 1, 2001          Director of Human Resources

               October 10, 2001      Human Resources Committee

--------------------------------------------------------------------------------

                           J. C. PENNEY COMPANY, INC.

                             MIRROR SAVINGS PLAN III

                        Adopted effective August 1, 1999

                       As amended through October 10, 2001

                                  INTRODUCTION
                                  ------------

     The J. C. Penney Company, Inc. Mirror Savings Plan ("Plan") III was adopted effective August 1, 1999 as part of a program to redesign the Company's qualified and non-qualified savings plans to optimize the retirement savings opportunities for certain Associates prior to the date they became eligible to participate in the J. C. Penney Company, Inc. Savings, Profit-Sharing and Stock Ownership Plan.

     The Plan is maintained by the Company on an unfunded basis primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees.

                           J. C. PENNEY COMPANY, INC.
                             MIRROR SAVINGS PLAN III

                                TABLE OF CONTENTS
                                -----------------

Article                                                                     Page
-------                                                                     ----

ARTICLE ONE     DEFINITIONS...................................................5

ARTICLE TWO     ELIGIBILITY AND PARTICIPATION.................................8

         2.01   Eligibility Determined for Each Plan Year.....................8
         2.02   Eligible Associate............................................8
         2.03   Participation.................................................8
         2.04   Election to Defer.............................................8
         2.05   Deferral Amounts..............................................9
         2.06   Investment Elections.........................................10

ARTICLE THREE   BENEFITS.....................................................11

         3.01   Establishment of Accounts....................................11
         3.02   Personal Accounts............................................11

ARTICLE FOUR    TRANSFERS....................................................12

         4.01   Personal Accounts............................................12

ARTICLE FIVE    VESTING......................................................13

         5.01   Personal Accounts............................................13

ARTICLE SIX     TYPE OF PLAN.................................................14

         6.01   Top Hat Plan.................................................14
         6.02   No Funding...................................................14

ARTICLE SEVEN   DISTRIBUTIONS................................................15

         7.01   Normal Form of Payment.......................................15
         7.02   Separation from Service......................................15
         7.03   Death........................................................15
         7.04   Alternate Form of Payment....................................16
         7.05   Hardship Distribution........................................16
         7.06   Fund-Specific Installments or Hardship Distributions.........17
         7.07   Form of Payments.............................................17
         7.08   Change of Control............................................17
         7.09   Reemployed Participants......................................20

ARTICLE EIGHT   AMENDMENT AND TERMINATION....................................21

         8.01   Plan Amendment...............................................21
         8.02   Plan Termination.............................................21
         8.03   Automatic Plan Termination...................................21

ARTICLE NINE    MISCELLANEOUS................................................22

         9.01   Plan Administration..........................................22
         9.02   Plan Expenses................................................22
         9.03   Effect on Other Benefits.....................................22
         9.04   No Guarantee of Employment...................................23
         9.05   Disclaimer of Liability......................................23
         9.06   Severability.................................................23
         9.07   Successors...................................................23
         9.08   Governing Law................................................23
         9.09   Construction.................................................23
         9.10   Taxes........................................................24
         9.11   Non-Assignability............................................24
         9.12   Claims Procedure.............................................24

                                   ARTICLE ONE

                                   DEFINITIONS

     As used herein, the following words and phrases have the following respective meanings unless the context clearly indicates otherwise:

     Active Participant: A Participant who defers part of his Compensation for a
     ------------------
Plan Year (or part thereof) pursuant to an Election to Defer that satisfies the requirements of Section 2.04.

     Associate: Any person who is classified as an associate and employed by an
     ---------
Employer if the relationship between the Employer and such person constitutes the legal relationship of employer and employee.

     Beneficiary: The person or persons designated by the Participant on a
     -----------
beneficiary form required by the Company for this purpose to receive benefits payable under the Plan because of the Participant's death.

     Code: The Internal Revenue Code of 1986, as amended from time to time.
     ----

     Company: J. C. Penney Company, Inc., a Delaware corporation, or its
     -------
successor(s).

     Compensation: The total cash remuneration paid to an Associate by his
     ------------
Employer, that qualifies as wages as the term wages is defined in Code section 3401(a), determined without regard to any reduction for workers' compensation and state disability insurance reimbursements, and all other compensation payments for which his Employer is required to furnish the Associate a written statement under Code sections 6041(d), 6051(a)(3) and 6052, reduced by any extraordinary items of special pay.

     In addition, Compensation includes any contributions made by the Associate's Employer on behalf of the Associate pursuant to a deferral election under any employee benefit plan containing a cash or deferred arrangement under
Section 401(k) of the Code, and any amounts that would have been received as cash but for an election to receive benefits under a cafeteria plan meeting the requirements of Section 125 of the Code.

     Compensation also includes eligible cash incentive payments in the year paid to the Associate, and amounts deferred by the Active Participant pursuant to Section 2.05 of the Plan.

     Compensation for a Plan Year shall be determined without regard to the limitations on annual compensation under Section 401(a)(17) of the Code.

     An Associate who is in the service of the armed forces of the United States during any period in which his reemployment rights are guaranteed by law will be considered to have received the same rate of Compensation during his absence that he was receiving immediately prior to his absence, provided he returns to employment with an Employer within the time such rights are guaranteed.

     Eckerd Savings Plan: The Eckerd Corporation 401(k) Savings Plan, as amended
     -------------------
from time to time.

     Eligible Associate: An Associate who has satisfied the eligibility
     ------------------
requirements of the Plan for a Plan Year in accordance with Section 2.02.

     Employer: The Company and any subsidiary company or affiliate of the
     --------
Company that is a Participating Employer as defined in Article I of the Savings Plan or Article I of the Eckerd Savings Plan.

     ERISA: The Employee Retirement Security Act of 1974, as amended from time
     -----
to time.

     Exchange Act: The Securities Exchange Act of 1934, as amended from time to
     ------------
time.

     Human Resources and Compensation Committee: The Human Resources and
     ------------------------------------------
Compensation Committee of the Board of Directors.

     Human Resources Committee: The Human Resources Committee of the Management
     -------------------------
Committee of the Company.

     Mirror Investment Funds: Phantom funds established as book reserve entries
     -----------------------
in the books and records of the Company to which a Participant's deferral amounts under the Plan are credited based on the investment elections of the Participant. The investment returns of such funds shall be assumed to match the returns of the same investment funds available to participants under the Savings Plan.

     Participant: An Eligible Associate who participates in the Plan in
     -----------
accordance with Article Two, and who has not yet received a distribution of the entire amount of his vested benefits under the Plan.

     Personal Account: A phantom account established in accordance with Article
     ----------------
Three to which a Participant's deferral amounts plus earnings are credited.

     Plan: The J. C. Penney Company, Inc. Mirror Savings Plan III, effective
     ----
August 1, 1999, as amended from time to time.

     Plan Year: August 1, 1999 through December 31, 1999, and each calendar year
     ---------
thereafter.

     Savings Plan: The J. C. Penney Company, Inc. Savings, Profit-Sharing and
     ------------
Stock Ownership Plan, as amended from time to time.

     Separation from Service: The termination of employment of an Eligible
     -----------------------
Associate or a Participant because of retirement, resignation, discharge, disability or death. An Eligible Associate or Participant who transfers from one Employer to another Employer without a break in employment shall not be deemed to have a Separation from Service.

     Valuation Date: With respect to all Mirror Investment Funds, each day of a
     --------------
calendar year on which the New York Stock Exchange is open.

     With respect to transactions or distributions initiated by a Participant or Beneficiary, (a) the date of receipt by the Plan Administrator of the request if it is received prior to the close of the New York Stock Exchange, or (b) the next trading day if the request is received after the close of the New York Stock Exchange.

     With respect to distributions not initiated by a Participant, the date the distribution is processed.

                                   ARTICLE TWO

                          ELIGIBILITY AND PARTICIPATION

2.01 Eligibility Determined for Each Plan Year
     -----------------------------------------

     The eligibility of each Associate to participate in the Plan as an Active Participant is determined for each Plan Year in accordance with Section 2.02 below. Eligibility for, or participation in, the Plan for a Plan Year does not give an Associate the right to defer part of his Compensation under the Plan for any other Plan Year.

2.02 Eligible Associate
     ------------------

     An Associate shall be eligible to participate in the Plan as an Active Participant for a Plan Year if the Associate has been designated as an Eligible Associate by the Vice President and Director of Human Resources in his sole discretion (or his successor by title or position) and has received a written offer to participate in the Plan.

     An Associate shall not be designated as an Eligible Associate unless he (a) is employed with the Company at a position responsibility level of 15 or above, or with an Employer at a comparable position responsibility level as determined by the Vice President and Director of Human Resources (or his successor by title or position) in his sole discretion and (b) is expected to have projected earnings of at least $100,000 for his first year of employment based on his Compensation as of his date of hire.

2.03 Participation
     -------------

     An Eligible Associate for a Plan Year shall participate in the Plan for that Plan Year as an Active Participant by making a timely Election to Defer in accordance with Section 2.04 below. An Eligible Associate who fails to satisfy the requirements of Section 2.04 below shall not be allowed to make an Election to Defer and shall not be an Active Participant for that Plan Year.

     A Participant who is not an Active Participant for a Plan Year shall continue to participate in the Plan in all respects except that such Participant shall not have the right to defer part of his Compensation under the Plan for that Plan Year.

2.04 Election to Defer
     -----------------

     An Eligible Associate for a Plan Year may elect to defer a percentage (as described in Section 2.05 below) of his Compensation for such Plan Year.

     The Election to Defer for a Plan Year must be made in a manner approved by the Plan Administrator and must be received by the Plan Administrator

     (a) For the Plan Year ending on December 31, 1999, before September 1, 1999 and shall be effective on September 1, 1999, or

     (b) For a Plan Year beginning after December 31, 1999, on or before the last day of the 30-day period ("election period") beginning on the Eligible Associate's date of hire and shall be effective on the first day of the next calendar month beginning after the end of the election period, or

     (c) For any Plan Year not described in (a) or (b) above, by December 31 of the preceding Plan Year and shall be effective on January 1 following such preceding Plan Year.

     The election period described in (b) above shall begin on the date of the written offer to participate in the Plan if the Vice President and Director of Human Resources (or his successor by title or position) determines in his sole discretion that the Eligible Associate did not have adequate time after his date of hire to make an Election to Defer.

     An Eligible Associate may change his Election to Defer by filing a new Election to Defer with the Plan Administrator by the applicable deadline.

     An Active Participant cannot change his Election to Defer during a Plan Year for that Plan Year. An Active Participant may terminate his Election to Defer during a Plan Year for that Plan Year but shall not be permitted to make another Election to Defer for that Plan Year. Such termination shall be effective as of the next available payroll period following receipt of the termination by the Plan Administrator.

     An Election to Defer also shall terminate if:

     (1) the Eligible Associate is eligible to participate in the J. C. Penney Company, Inc. Mirror Savings Plan II, or

     (2) the Eligible Associate or Participant has a Separation from Service with an Employer, or

     (3)  the Plan is terminated, or

     (4) upon a Change of Control that occurs before the date that payment of Compensation would have been made if not deferred.

2.05 Deferral Amounts
     ----------------

     An Active Participant for a Plan Year may defer (a) up to 14% of his Compensation in that Plan Year up to the Earnings Dollar Limit (as defined below), and (b) up to 75% of his Compensation in that Plan Year that exceeds the Earnings Dollar Limit provided, however, that for the Plan Year ending on December 31, 1999 an Active Participant may defer all or part of his supplemental cash payments and signing bonus. All deferral amounts shall be in whole percentages and made by payroll deduction. Compensation in a Plan Year that is paid prior to the effective date of the Active Participant's Election to Defer cannot be deferred for that Plan Year.

     The Earnings Dollar Limit of an Active Participant for a Plan Year shall be shall be $160,000, as adjusted for cost-of-living increases in accordance with
Section 401(a)(17) of the Code.

2.06 Investment Elections
     --------------------

     A Participant shall complete an election, in the manner determined by the Plan Administrator, requesting that all of his future deferral amounts (in whole percentages) be applied to the purchase for him, as of the earliest practicable Valuation Date after such amounts are deferred, of units in his Personal Accounts within any one or more of the Mirror Investment Funds in each case at a price equal to the value of such units as of such Valuation Date.

     Such election initially must be made prior to the commencement of his participation in the Plan and may be changed at any time during the Plan Year. Each such election or change in election shall be effective as soon as administratively feasible following receipt by the Plan Administrator or its delegate of the Participant's election.

     In the event that no timely investment election by the Participant is on file with the Plan Administrator, such Participant shall be deemed to have elected that all deferral amounts shall be applied to the purchase for him of units in the Personal Account within the Mirror Investment Fund that is the Interest Income Fund.

                                  ARTICLE THREE

                                    BENEFITS

3.01 Establishment of Accounts
     -------------------------

     A Personal Account within each Mirror Investment Fund shall be established for each Participant in the Plan as if assets were invested in a trust. All amounts credited to the Personal Accounts of a Participant shall at all times be held in the Company's general funds as part of the Company's general assets, unless a trust is established pursuant to Section 7.08.

     The value, including gains and losses, of such accounts and funds shall be determined by the Plan Administrator in the same manner that the value is determined under the Savings Plan. As of each Valuation Date, the net asset value of a unit shall equal the net asset value of a unit as determined under the Savings Plan.

     No funds shall be allocated by the Company to any Personal Account or Mirror Investment Fund under the Plan.

3.02 Personal Accounts
     -----------------

     All amounts deferred by an Active Participant pursuant to Article Two shall be credited to his Personal Accounts within his Mirror Investment Funds specified in his investment election.

                                  ARTICLE FOUR

                                    TRANSFERS

4.01 Personal Accounts
     -----------------

     A Participant may elect, once in each calendar day of the Plan Year, to transfer an amount (in whole percentages) equal to the value of all or part of his units in his Personal Accounts within any one or more of the Mirror Investment Funds to another one or more of his Personal Accounts within the Mirror Investment Funds. The value of such units shall be determined as of the Valuation Date. A transfer is effective only if made in the manner determined by the Plan Administrator.

                                  ARTICLE FIVE

                                     VESTING

5.01 Personal Accounts
     -----------------

     A Participant shall be 100% vested in the value of his Personal Accounts within his Mirror Investment Funds at all times without regard to whether he is a Participant in the Plan for any future Plan Year.

                                   ARTICLE SIX

                                  TYPE OF PLAN

6.01 Top Hat Plan
     ------------

     The Plan is intended to be a "pension plan" as defined in ERISA and is maintained by the Company on an unfunded basis primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees. As such, the Plan is intended to be construed so as not to provide income to any Participant or Beneficiary for purposes of the Internal Revenue Code prior to actual receipt of benefit payments under the Plan.

     In the event that it should subsequently be determined by statute or by regulation or ruling that the Plan is not "a plan which is unfunded and is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of sections 201(2), 301(a)(3), 401(a)(1), and 4021(b)(6) of ERISA and section
2520.104-24 of Chapter 29 of the Code of Federal Regulations, participation in the Plan shall be restricted by the Plan Administrator to the extent necessary to assure that it will be such a plan within the meaning of such sections.

     Notwithstanding any other provision of the Plan, if the benefits of a Participant become taxable prior to distribution from the Plan, such amounts shall be distributed as soon as practicable to the affected Participant.

6.02 No Funding
     ----------

     Plan benefits shall be payable solely from the general assets of the Company. The Company shall not be required to, but may at its discretion, segregate or physically set aside any funds or assets attributable to Plan benefits. The Company shall retain title to and beneficial ownership of all assets of the Company, including any assets which may be used to pay Plan benefits. The cost of the Plan shall be expensed and a book reserve shall be maintained on the Company's financial statements.

     No Participant or Beneficiary shall be deemed to have, pursuant to the Plan, any legal or equitable interest in any specific assets of the Company. To the extent that any Participant or Beneficiary acquires any right to receive Plan benefits, such right shall arise merely as a result of a contractual obligation and shall be no greater than, nor have any preference or priority over, the rights of any general unsecured creditor of the Company.

                                  ARTICLE SEVEN

                                  DISTRIBUTIONS

7.01 Normal Form of Payment
     ----------------------

     The normal form of payment of benefits under the Plan shall be 5 substantially equal annual installments payable in accordance with Section 7.02 below.

7.02 Separation from Service
     -----------------------

     A Participant who has a Separation from Service for a reason other than death shall be entitled to receive the vested benefits in his Personal Accounts in 5 substantially equal annual installments.

     The first annual installment shall be paid in January following the year in which occurs his Separation from Service. Each annual installment thereafter shall be paid in January of each year. Payment dates shall be determined by the Plan Administrator.

     Notwithstanding the foregoing, if the present value of the Participant's vested benefits does not exceed $5,000, such benefits shall be distributed to the Participant in a single sum payment in January following the year in which occurs the later of (a) his Separation from Service or (b) the date of receipt by the Plan Administrator of the Participant's notice of employment termination. Such present value shall be determined as of the date of receipt by the Plan Administrator of the Participant's notice of employment termination; provided, however, that if the participant had a Separation from Service before January 1, 2000, such present value shall be determined as of December 31, 1999. The payment date shall be determined by the Plan Administrator.

7.03 Death
     -----

     The Beneficiary of a Participant who (1) has a Separation from Service because of death, or (2) dies after his Separation from Service but before receiving all of his vested Plan benefits shall be entitled to receive the remaining annual installments to which the Participant was entitled as of the date of death. The first annual installment payable to the Beneficiary shall be paid in January following the Participant's date of death, or, if later, after satisfactory proof of death is received by the Plan Administrator. Each annual installment thereafter shall be paid in January of each year. Payment dates shall be determined by the Plan Administrator.

     A single-sum distribution shall be paid to the estate of the Participant if as of the date of death (1) no valid beneficiary designation by the Participant is on file with the Plan Administrator, or (2) the Beneficiary has predeceased the Participant, or (3) the Beneficiary has died within 30 days after the participant's date of death.

     A single-sum distribution shall be paid to the estate of the Beneficiary if the Beneficiary dies before receiving all benefits to which he was entitled under the Plan.

     Notwithstanding the foregoing, if the present value of the participant's vested benefits does not exceed $5,000, such benefits shall be distributed to the Beneficiary of the Participant in a single sum payment in January following the Participant's date of death, or, if later, after satisfactory proof of death is received by the Plan Administrator. The payment date shall be determined by the Plan Administrator.

7.04 Alternate Form of Payment
     -------------------------

     A Participant entitled to receive benefits under Section 7.02 above may make an irrevocable election to receive (1) not more than 15 substantially equal annual installments, or (2) a single-sum distribution. The election must be made prior to the Participant's Separation from Service in a manner authorized by the Plan Administrator. If no election has been made by the Participant, benefits shall be paid in the normal form of payment in accordance with Section 7.02 above.

     The first annual installment or single-sum distribution shall be paid in January following the year in which occurs his Separation from Service; provided, however, that the first annual installment or single-sum distribution shall not be paid until the January following the expiration of at least one calendar year after the year in which the Participant's election is made. Each annual installment thereafter shall be paid in January of each year.

     A Participant also may make an irrevocable election to defer payment of the first installment or single-sum distribution to January of a later year provided the election is made prior to the Participant's Separation from Service in a manner authorized by the Plan Administrator. If no election has been made by the Participant, benefits shall commence in accordance with Section 7.02 or Section
7.04 above, whichever is applicable.

     A Participant who elects both to change the normal form of payment and to defer payment must make the elections at the same time.

7.05 Hardship Distribution
     ---------------------

     A Participant or Beneficiary entitled to vested benefits under the Plan may request a single-sum distribution to satisfy a severe financial hardship resulting from an unforseen event or emergency (as defined below) beyond his control. The distribution shall be limited to the amount necessary to satisfy the severe financial hardship (including any applicable federal, state or local taxes attributable to such distribution), and shall not exceed the current value of vested benefits payable to or on behalf of the Participant or Beneficiary.

     An unforeseen event or emergency may include, but is not limited to, a sudden and unexpected illness or accident of the Participant or Beneficiary or his dependent, loss of his property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as the result of events beyond his control, but shall not include the purchase of his home or the college expenses of his child.

     The determination of the existence of a severe financial hardship and the approval of a hardship distribution shall be made by the Vice President and Director of Human Resources (or his successor by title or position) or his delegate except as provided below. Approval shall be given only if, taking into account all of the facts and circumstances, continued deferral of benefits or adherence to the Plan's payment schedule would result in a severe financial hardship to the Participant or Beneficiary. Approval shall not be granted if such hardship is or may be relieved through insurance, by liquidation of his assets (to the extent such liquidation would not itself cause severe financial hardship), or by terminating his Election to Defer.

     With respect to a Participant who is a member of the Management Committee of the Company or a Participant who is subject to Section 16(b) of the Exchange Act, the determination of the existence of a severe financial hardship and the approval of the hardship distribution shall be made by the Human Resources and Compensation Committee.

     In the case of a Participant or Beneficiary who receives a partial hardship distribution while receiving benefit payments, the regular payment schedule of the Participant or Beneficiary shall continue following such distribution.

7.06 Fund-Specific Installments or Hardship Distributions
     ----------------------------------------------------

     The payment to a Participant or Beneficiary of installments or a hardship distribution shall reduce the value of his accounts in his Mirror Investment Fund(s) as designated by the Participant or Beneficiary. In the event the Participant or Beneficiary fails to designate the Mirror Investment Funds from which payment is to be made, the value of his Mirror Investment Funds shall be reduced on a pro-rata basis.

7.07 Form of Payments
     ----------------

     Payment of all benefits from the Plan shall be made only by check. No payments of Company stock shall be permitted.

7.08 Change of Control
     -----------------

     At the time of commencement of participation in the Plan, a Participant may make an irrevocable election to have his Plan benefits paid in a single-sum immediately upon a Change of Control (as hereafter defined). If the Participant makes such an election as described above, his vested Plan benefits shall be paid in a single-sum upon a Change of Control.

     If the Participant does not make such an election, then, upon a Change of Control, assets of the Company in an amount sufficient to pay benefits then due under the Plan shall immediately be transferred to a grantor trust to be established by the Company for the purpose of paying benefits hereunder, and the Personal Account and Company Account shall thereafter be paid to the Participant from such trust in accordance with the terms of the Plan; provided that at the time of such Change of Control, the Participant may make an irrevocable election to have his Plan benefits paid in a single-sum immediately, in which event the Participant's benefits shall be reduced by 10% as a penalty for early withdrawal, and the Participant shall receive a single-sum payment of only 90% of his benefits otherwise payable under the Plan. On each anniversary date of the date of a Change of Control, the Company shall transfer to the grantor trust an amount necessary to pay all benefits accrued under the Plan during the preceding twelve months.

     For purposes of this Section 7.08, a Change of Control shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

     (a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

     (b) during any period of two consecutive calendar years, the following individuals cease for any reason to constitute a majority of the number of directors then serving as directors of the Company: individuals, who on July 14, 1999 constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with the settlement of an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on July 14, 1999 or whose appointment, election or nomination for election was previously so approved or recommended; or

     (c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any Parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 50% of the combined voting power of the securities of the Company, such surviving entity or any Parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected solely to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

     (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company, or there is consummated a sale or disposition by the Company or any of its subsidiaries of any assets which individually or as part of a series of related transactions constitute all or substantially all of the Company's consolidated assets, other than any such sale or disposition to an entity at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company immediately prior to such sale or disposition; or

     (e) the execution of a binding agreement that if consummated would result in a Change of Control of a type specified in subparagraphs (a) or (c) above (an "Acquisition Agreement") or of a binding agreement for the sale or disposition of assets that, if consummated, would result in a Change of Control of a type specified in subparagraph (d) above (an "Asset Sale Agreement") or the adoption by the Board of Directors of the Company of a plan of complete liquidation or dissolution of the Company that, if consummated, would result in a Change of Control of a type specified in subparagraph (d) above (a "Plan of Liquidation"), provided, however, that a Change of Control of the type specified in this subparagraph (e) shall not be deemed to exist or have occurred as a result of the execution of such Acquisition Agreement or Asset Sale Agreement, or the adoption of such a Plan of Liquidation, from and after the Abandonment Date. As used in this subparagraph (e), the term "Abandonment Date" shall mean the date on which (i) an Acquisition Agreement, Asset Sale Agreement or Plan of Liquidation is terminated (pursuant to its terms or otherwise) without having been consummated, (ii) the parties to an Acquisition Agreement or Asset Sale Agreement abandon the transactions contemplated thereby, (iii) the Company abandons a Plan of Liquidation, or (iv) a court or regulatory body having competent jurisdiction enjoins or issues a cease and desist or stop order with respect to or otherwise prevents the consummation of, or a regulatory body notifies the Company that it will not approve an Acquisition Agreement, Asset Sale Agreement or Plan of Liquidation or the transactions contemplated thereby and such injunction, order or notice has become final and not subject to appeal; or

     (f) the Board adopts a resolution to the effect that, for purposes of this Plan, a Change of Control has occurred.

     Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity (i) which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions, (ii) which is intended to reflect or track the value or performance of a particular division, business segment or subsidiary of the Company, or (iii) which is an affiliated company, subsidiary, or spin-off entity owned by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company on the date of such spin-off.

     As used in connection with the foregoing definition of Change of Control, "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under
Section 12 of the Exchange Act; "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act; "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time; "Parent" shall mean any entity that becomes the Beneficial Owner of at least 50% of the voting power of the outstanding voting securities of the Company or of an entity that survives any merger or consolidation of the Company or any direct or indirect subsidiary of the Company; and "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation or entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

7.09 Reemployed Participants
     -----------------------

     If the Participant is reemployed, his scheduled payments under Section 7.02 or Section 7.04 shall cease and his election, if any, under Section 7.04 shall be void. The Participant may make a new election under Section 7.04 prior to his subsequent Separation from Service that shall apply to any unpaid benefits and to any additional benefits payable to or on behalf of the Participant because of a subsequent Separation from Service.

     If no new election is made by the Participant, benefits shall be paid in the normal form of payment in accordance with Section 7.02 above.

                                  ARTICLE EIGHT

                            AMENDMENT AND TERMINATION

8.01 Plan Amendment
     --------------

     The Human Resources and Compensation Committee may amend the Plan at any time and from time to time, without prior notice to any Participant or Beneficiary; provided, however, that the Human Resources Committee also may make amendments that relate primarily to the administration of the Plan, are applied in a uniform and consistent manner to all Participants, and are reported to the Human Resources and Compensation Committee.

8.02 Plan Termination
     ----------------

     The Board of Directors of the Company may terminate or discontinue the Plan at any time. If the Plan is terminated, it shall be on such terms and conditions as the Board of Directors of the Company shall deem appropriate.

8.03 Automatic Plan Termination
     --------------------------

     This Plan is expressly conditioned on the continued deferral of income tax on amounts deferred by a Participant under the Plan until such amounts are actually distributed to the Participant. If, as a result of an adverse determination by the Internal Revenue Service or a change in the tax laws or applicable income tax regulations, amounts deferred by Participants under the Plan become subject to income tax prior to the actual distribution of such amounts, the Plan and each Election to Defer hereunder shall automatically terminate as of the effective date of such change in the law without any formal action by the Board of Directors to terminate the Plan.

                                  ARTICLE NINE

                                  MISCELLANEOUS

9.01 Plan Administration
     -------------------

     The Plan shall be administered under the direction of the Benefit Plans Review Committee. Except as otherwise provided below, the Benefits Administration Committee shall be considered the Plan Administrator for purposes of ERISA.

     The Human Resources and Compensation Committee may delegate all or some of the responsibility for the administration of the Plan to the Human Resources Committee or the Benefits Administration Committee in which case such Committee shall assume such delegated power and authority in administering the Plan to that extent; provided, however, that in no event shall the Human Resources Committee or the Benefits Administration Committee have any power or authority with respect to matters involving a Participant who is a member of the Management Committee of the Company or a Participant who is subject to Section 16(b) of the Exchange Act.

     The Plan Administrator has the authority and discretion to construe and interpret the Plan. As part of this authority, the Plan Administrator has the discretion to resolve inconsistencies or ambiguities in the language of the Plan, to supply omissions from or correct deficiencies in the language of the Plan, and to adopt rules for the administration of the Plan which are not inconsistent with the terms of the Plan. The Plan Administrator also has the authority and discretion to resolve all questions of fact relating to any claim for benefits as to any matter for which the Plan Administrator has responsibility. All determinations of the Plan Administrator are final and binding on all parties.

     Each person considered to be a fiduciary with respect to the Plan shall have only those powers and responsibilities as are specifically given that person under this Plan. It is intended that each such person shall be responsible for the proper exercise of his or her own powers and responsibilities, and shall not be responsible for any act or failure to act of any other person considered to be a fiduciary or any act or failure to act of any person considered to be a non-fiduciary.

9.02 Plan Expenses
     -------------

     All Plan administration expenses incurred by the Company or the Plan Administrator shall be paid by the Company.

9.03 Effect on Other Benefits
     ------------------------

     Participation in the Plan shall not reduce any welfare benefits or retirement benefits offered by the Company, except that the amounts deferred under the Plan and any Plan benefits shall not be considered "Compensation" for purposes of the Savings Plan.

9.04 No Guarantee of Employment
     --------------------------

     Neither participation in the Plan nor any action taken under the Plan shall confer upon a Participant any right to continue in the employ of an Employer or affect the right of such Employer to terminate the Participant's employment at any time.

9.05 Disclaimer of Liability
     -----------------------

     The Employer shall be solely responsible for the payment of Plan benefits hereunder. The members of the Human Resources and Compensation Committee and the Human Resources Committee, and the officers, directors, employees, or agents of the Company or any other Employer, shall not be liable for such benefits. Unless otherwise required by law, no such person shall be liable for any action or failure to act, except where such act or omission constitutes gross negligence or willful or intentional misconduct.

9.06 Severability
     ------------

     If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall apply only to that provision, and shall not affect or render invalid or unenforceable any other provision of the Plan. In such event, the Plan shall be administered and construed as if such invalid or unenforceable provision were not contained herein. If the application of any Plan provision to any Participant or Beneficiary shall be held invalid or unenforceable, the application of such provision to any other Participant or Beneficiary shall not in any manner be affected thereby.

9.07 Successors
     ----------

     The Plan and any Election to Defer shall be binding on (i) the Company and its successors and assigns, (ii) any Employer and its successors and assigns,
(iii) each Participant, (iv) each Beneficiary, and (v) the heirs, distributees, and legal representatives of each Participant and Beneficiary.

9.08 Governing Law
     -------------

     Except to the extent that the Plan may be subject to the provisions of ERISA, the Plan shall be construed and enforced according to the laws of the State of Texas without giving effect to the conflict of laws principles thereof. In the event limitations imposed by ERISA on legal actions do not apply, the laws of the State of Texas shall apply, and a cause of action under the Plan must be brought no later than four years after the date the action accrues.

9.09 Construction
     ------------

     As used herein, the masculine shall include the feminine, the singular shall include the plural, and vice versa, unless the context clearly indicates otherwise. Titles and headings herein are for convenience only and shall not be considered in construing the

Plan. The words "hereof," "hereunder", and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or Section.

9.10 Taxes
     -----

     Any taxes imposed on Plan benefits shall be the sole responsibility of the Participant or Beneficiary. The Company shall deduct from Plan benefits any federal taxes, state taxes, local taxes, or other taxes required to be withheld. The Company shall, unless the Plan Administrator elects otherwise, withhold such taxes at the applicable flat rate percentage. The Company shall also deduct from any payment of Compensation, including any cash incentive payments, on the date such payment would have been made if not deferred under this Plan Social Security and Medicare taxes or other taxes required to be withheld on such date.

9.11 Non-Assignability
     -----------------

     Unless otherwise required by law, and prior to distribution to a Participant or Beneficiary, Plan benefits shall not be subject to assignment, transfer, sale, pledge, encumbrance, alienation, or charge by such Participant or Beneficiary, and any attempt to do so shall be void. Plan benefits shall not be liable for or subject to garnishment, attachment, execution, or levy, or liable for or subject to the debts, contracts, or liabilities of the Participant or Beneficiary; provided, however, that the Company may offset from the payment of any Plan benefits to a Participant or Beneficiary amounts owed by the Participant to an Employer.

9.12 Claims Procedure
     ----------------

     If a Participant or Beneficiary ("claimant") does not receive the benefits which the claimant believes he is entitled to receive under the Plan, the claimant may file a claim for benefits with the Director of Personnel (or his successor by title or position). All claims must be made in writing and must be signed by the claimant. If the claimant does not furnish sufficient information to determine the validity of the claim, the Director of Personnel will indicate to the claimant any additional information which is required.

     Each claim will be approved or disapproved by the Director of Personnel within 90 days following receipt of the information necessary to process the claim. In the event the Director of Personnel denies a claim for benefits in whole or in part, the Director of Personnel will notify the claimant in writing of the denial of the claim. Such notice by the Director of Personnel will also set forth, in a manner calculated to be understood by the claimant, the specific reasons for such denial, the specific Plan provisions on which the denial is based, a description of any additional material or information necessary to perfect the claim with an explanation of why such material or information necessary, and an explanation of the Plan's claim review procedure as set forth below. If no action is taken by the Director of Personnel on or a claim within 90 days, the claim will be deemed to be denied for purposes of the review procedure below.

     A claimant may appeal a denial of his or her claim by requesting a review of the decision by the Plan Administrator. An appeal must be submitted in writing within six months after the denial and must (i) request a review of the claim for benefits under the Plan, (ii) set forth all the grounds upon which the claimant's request for review is based and any facts in support thereof, and
(iii) set forth any issues or comments which the claimant deems pertinent to the appeal.

     The Plan Administrator will make a full and fair review of each appeal and any written materials submitted in connection with the appeal. The Plan Administrator will act upon each appeal within 60 days after receipt thereof, unless special circumstances require an extension of the time for processing, in which case a decision will be rendered as soon as possible but not later than 120 days after the appeal is received. The claimant will be given the opportunity to review pertinent documents or materials upon submission of a written request to the Plan Administrator, provided the Plan Administrator finds the requested documents or materials pertinent to the appeal. On the basis of its review, the Plan Administrator will make an independent determination of the claimant's eligibility for benefits under the Plan.

     The decision of the Plan Administrator on any claim for benefits will be final and conclusive upon all parties thereto. In the event the Plan Administrator denies an appeal in whole or in part, the Plan Administrator will give written notice of the decision to the claimant, which notice will set forth, in a manner calculated to be understood by the claimant, the specific reasons for such denial and specific reference to the pertinent Plan provisions on which the decision was based.

                                  APPROVAL FORM
                                  -------------

     Pursuant to authority granted to me by the Board of Directors of J.C. Penney Company, Inc. at its meeting held on December 5, 2001, I hereby approve the amendments to the J.C. Penney Company, Inc. Pension Plan, the J.C. Penney Company, Inc. Savings, Profit-Sharing and Stock Ownership Plan, the J.C. Penney Company, Inc. Benefit Restoration Plan, the Supplemental Retirement Program for Management Profit-Sharing Associates of J.C. Penney Company, Inc., the J.C. Penney Company, Inc. Voluntary Early Retirement Plan, the J.C. Penney Company, Inc. Mirror Savings Plans I, II, and III, the J.C. Penney Company, Inc. Separation Pay Plan, and the JCP Telecom Systems, Inc. Early Retirement Plan in the forms annexed hereto as Exhibit A.

     Dated as of January 27, 2002.


                                                 /s/ Gary L. Davis
                                                --------------------------------
                                                Gary L. Davis
                                                Executive Vice President,
                                                Chief Human Resources and
                                                Administration Officer

Approval of Counsel:


 /s/ T.P. Blaylock
-------------------------------------
T.P. Blaylock


 /s/ M.E. White
-------------------------------------
M.E. White

                                    EXHIBIT A
                                    ---------

     WHEREAS, the Board of Directors of J.C. Penney Company, Inc. authorized an Agreement and Plan of Merger (the "Merger Agreement") between J.C. Penney Company, Inc. ("Company"), J.C. Penney Holdings, Inc., a Delaware corporation ("Holdings"), and JCP Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Holdings ("Merger Sub");

     WHEREAS, pursuant to the Merger Agreement, Merger Sub will merge with and into the Company, with Company surviving as a wholly-owned subsidiary of Holdings (the "Merger");

     WHEREAS, pursuant to the Merger, Holdings will amend and restate its certificate of incorporation to inter alia, change its name to "J.C. Penney Company, Inc.";

     WHEREAS, pursuant to the Merger, the Company will amend and restate its certificate of incorporation to inter alia, change its name to "J.C. Penney Corporation, Inc.";

     NOW, THEREFORE, as authorized by the Board of Directors on December 5, 2001, the J.C. Penney Company, Inc. Pension Plan (As Amended and Restated Effective January 1, 2001); the J.C. Penney Company, Inc. Savings, Profit-Sharing and Stock Ownership Plan; the J.C. Penney Company, Inc. Benefit Restoration Plan, the Supplemental Retirement Program for Management Profit-Sharing Associates of J.C. Penney Company, Inc.; the J.C. Penney Company, Inc. Voluntary Early Retirement Plan; the J.C. Penney Company, Inc. Mirror Savings Plans I, II, and III, the J.C. Penney Company, Inc. Separation Pay Plan, and the JCP Telecom Systems, Inc. Early Retirement Plan be, and they hereby are, amended, effective as of January 27, 2002, as set forth in Exhibits 1, 2, 3, 4, 5, 6, 7, and 8, respectively.

                                   EXHIBIT 5
                                   ---------

                                 AMENDMENT TO
                          J. C. PENNEY COMPANY, INC.
                      MIRROR SAVINGS PLANS I, II AND III

1. The names of the Plans are changed effective January 27, 2002 to J. C. Penney Corporation, Inc. Mirror Savings Plan I, J. C. Penney Corporation, Inc. Mirror Savings Plan II, and J. C. Penney Corporation, Inc. Mirror Savings Plan III in each place they appear including the definitions in Article One of each Plan.

2.     The definitions in Article One entitled Company and Savings Plan are
                                               -------     ------------
       amended effective January 27, 2002 and a new definition entitled Parent
                                                                        ------
       Company is added effective January 27, 2002 to read as follows:
       -------

       Company: Prior to January 27, 2002, J. C. Penney Company, Inc., a
       -------
       Delaware corporation, and on and after January 27, 2002, J. C. Penney Corporation, Inc., a Delaware corporation. The term "Company" will also include any successor employer, if the successor employer expressly agrees in writing as of the effective date of succession to continue the Plan.

       Parent Company: J. C. Penney Company, Inc., a Delaware corporation,
       --------------
       and any successor corporation.

       Savings Plan: Prior to January 27, 2002, the J. C. Penney Company, Inc.
       ------------
       Savings Plan, as amended from time to time, and on and after January 27, 2002, the J. C. Penney Corporation, Inc. Savings Plan, as amended from time to time.

3. Section 2.05 is amended effective January 1, 2002 to delete "$160,000" and to substitute therefor "$200,000".

4. Section 7.08 is amended effective January 27, 2002 to delete the word "Company" and to substitute therefor the words "Parent Company" in each place in which it appears.